UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2021

STONERIDGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-13337	34-1598949
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

39675 MacKenzie Drive, Suite 400, Novi, Michigan 48377

(Address of principal executive offices, and Zip Code)

(248) 489-9300

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	SRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stoneridge, Inc. (the “Company”) and Thomas M. Dono, Jr., Chief Legal Officer and Secretary, reached a mutual agreement that Mr. Dono separated from his employment with the Company effective August 6, 2021.

On August 6, 2021, the Company and Mr. Dono entered into a separation agreement and release (the “Separation Agreement”). Pursuant to the Separation Agreement, the Company and Mr. Dono mutually agreed that Mr. Dono’s employment with the Company ended on August 6, 2021 and Mr. Dono shall be paid the separation benefits set forth in the Separation Agreement. Pursuant to the Separation Agreement Mr. Dono is entitled to (i) base salary continuation for 12 months, (ii) a $75,000 separation payment, (iii) if elected by Mr. Dono, the Company will pay COBRA premiums for Mr. Dono and his eligible dependents for 12 months for continued healthcare coverage, (iv) the vesting of prior equity-based awards in accordance with the Company’s Long-Term Incentive Plan for a termination without cause under that plan, and (v) continued life insurance benefits for 12 months. The Separation Agreement contains mutual non-disparagement covenants. It also contains confidentiality, non-competition and non-solicitation covenants by Mr. Dono and a release of claims by Mr. Dono. The Separation Agreement may be revoked by Mr. Dono until August 13, 2021. The foregoing summary is qualified in its entirety by reference to the Separation Agreement, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

99.1	Separation Agreement and Release by and between Stoneridge, Inc. and Thomas M. Dono, Jr., August 6, 2021

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: August 11, 2021	/s/ Robert R. Krakowiak
Robert R. Krakowiak, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)